METROPOLITAN SERIES FUND

SUPPLEMENT DATED MARCH 1, 2017

TO THE

PROSPECTUS DATED MAY 1, 2016, AS SUPPLEMENTED

METLIFE AGGREGATE BOND INDEX PORTFOLIO

Effective immediately, Tresa Lau no longer serves as a Portfolio Manager of the MetLife Aggregate Bond Index Portfolio (the “Portfolio”), a series of Metropolitan Series Fund. Effective immediately, Jason Chapin serves as a Portfolio Manager of the Portfolio. The following changes are made to the prospectus of the Portfolio.

In the Portfolio Summary, the subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted in its entirety and replaced with the following:

Portfolio Managers. Stacey Lituchy, CFA, Managing Director, and Jason Chapin, Associate Director, are the managers of the Portfolio. Brian Leonard, Associate, is the assistant portfolio manager of the Portfolio. Ms. Lituchy has been the senior manager of the Portfolio since 2002. Mr. Chapin has been a manager of the Portfolio since 2017. Mr. Leonard has been an assistant portfolio manager since 2015.

In the section entitled “Additional Information About Management,” paragraphs five through eight in the subsection entitled “The Subadviser” are deleted in their entirety and replaced with the following:

Stacey Lituchy, CFA, is the senior manager of the Portfolio. Jason Chapin is the manager of the Portfolio. Brian Leonard is the assistant portfolio manager of the Portfolio. Ms. Lituchy is a Managing Director of MLIA.

Ms. Lituchy has overseen the management of the Portfolio since 2002. She has been associated with MLIA and its affiliates since 2002, including as a Managing Director in the Investments Department of Metropolitan Life Insurance Company (“Metropolitan Life”).

Mr. Chapin has been the manager of the Portfolio since 2017. He is responsible for portfolio management, performance attribution, portfolio analysis and daily operations. Mr. Chapin has been associated with MLIA and its affiliates since 2001, including as an Associate Director in the Investments Department of Metropolitan Life.

Mr. Leonard has been an assistant portfolio manager of the Portfolio since 2015. He is responsible for assisting the portfolio manager in aspects of the portfolio management process such as portfolio analysis, daily performance reporting and cash management. Mr. Leonard has been associated with MLIA and its affiliates since 2008, including in the Investments Department of Metropolitan Life.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE PROSPECTUS FOR FUTURE REFERENCE